UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2021

Crawford United Corporation
(Exact Name of Registrant as Specified in Charter)

Ohio	000-00147	34-0288470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10514 Dupont Avenue Cleveland, Ohio	44108
(Address of Principal Executive Offices)	(Zip Code)

(216) 541-8060
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act: None.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 11, 2021, the Board of Directors of Crawford United Corporation (the “Company”) appointed James W. Wert as a director of the Company and as a member of the Company’s Audit Committee, Compensation Committee and newly-established Nominations Committee. Mr. Wert has been appointed to fill one of the vacancies on the Board of Directors remaining following the Company’s 2021 annual meeting of shareholders.

Mr. Wert, age 74, currently serves as Chairman of the Managing Board of CM Wealth Advisors, LLC, having served as its CEO, Managing Member/President since 2003.  From 1976 to 1996, he served in a variety of leadership positions covering financial markets, corporate and investment banking, and trust administration at KeyCorp and its predecessor, Society Corporation; he was a member of the Office of the Chairman, Senior Executive Vice President and CFO from 1991 to 1995; and Chief Investment Officer from 1995 to 1996 before family medical issues resulted in early retirement.  He currently serves on the boards of two public companies: Park-Ohio Holdings Corporation (1993 to present) where he is lead independent director and chairs the Nominating & Governance Committee and Marlin Business Services, Corp (1997 to present) where he chairs the Compensation Committee. He is a member of the Audit Committee of both companies.  He previously served on boards of directors and/or managing boards of several privately held companies involved in the manufacture and sales of global mining equipment, printing presses and supplies, and commercial real estate development and management.

There is no arrangement or understanding between Mr. Wert and any other person pursuant to which Mr. Wert was elected as a director of the Company. Mr. Wert has not entered into any related party transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

As a director, Mr. Wert will participate in the Company’s program for the compensation of non-employee directors, which currently provides for annual awards of Class A common shares and no cash fees, as further described under the caption “Director Compensation” in the Company’s Definitive Proxy Statement on Schedule 14A filed with Securities and Exchange Commission on April 15, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD UNITED CORPORATION

Date: August 17, 2021	/s/ John P. Daly
Name: John P. Daly
Its: Vice President and Chief Financial Officer

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